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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2000

                               TMP WORLDWIDE INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

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
                   0-21571                                      13-3906555
          (Commission File Number)                   (IRS Employer Identification No.)
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                                 1633 BROADWAY
                                  NEW YORK, NY
                    (Address of Principal Executive Offices)

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                                 (212) 977-4200
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OF ASSETS

    On May 9, 2000, pursuant to the terms of the Agreement and Plan of Merger, by and among TMP Worldwide Inc. ("TMP"), TMP VR Acquisition Inc., an Oregon corporation and wholly owned subsidiary of TMP ("VR Sub") and Virtual Relocation.com, Inc.,an Oregon corporation ("VR"), TMP completed the acquisition of VR. Pursuant to the acquisition, VR Sub merged into VR and VR was the surviving company. TMP acquired all of the issued and outstanding capital stock of VR in exchange for the issuance of 947,916 shares of TMP common stock, $.001 par value per share. VR provides on-line relocation services.

    On May 31, 2000, pursuant to the terms of the Agreement and Plan of Merger, by and among TMP, TMP Simpatix Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TMP ("Sub") and the Stockholders listed on Schedule A thereto (the "Sellers"), TMP completed the acquisition from the Sellers of all of the outstanding stock of Simpatix Inc. ("Simpatix"). Pursuant to the acquisition, Sub was merged into Simpatix and Simpatix was the surviving company. The Sellers were issued as consideration for their shares of Simpatix Inc. and in connection with employees stay bonuses an aggregate of 164,833 shares of TMP common stock, $.001 par value per share. Simpatix is an on-line Application Service Provider which provides employee recruitment services.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Virtual Relocation.com, Inc. and Simpatix Inc. the acquired businesses

    The financial statements required by this Item are not included in this initial report on Form 8-K but will by filed by amendment within the time period specified by the Form.

(b) Pro Forma Financial Statements within the time period specified by the Form.

    The financial statements required by this Item are not included in this initial report on Form 8-K but will by filed by amendment within the time period specified by the Form.

(c) Exhibits

    2.1 Agreement and Plan of Merger, dated as of April 26, 2000, among TMP Worldwide Inc., TMP VR Acquisition Inc. and Virtual Relocation.com. Inc.

    2.2 Agreement and Plan of Merger, dated as of May 18, 2000, among TMP Worldwide Inc., TMP Simpatix Acquisition Corp., and the Stockholders listed on Schedule A thereto.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                       TMP WORLDWIDE INC.
                                                       (Registrant)

                                                       By:  /s/ BART CATALANE
                                                            -----------------------------------------
                                                            Bart Catalane
                                                            CHIEF FINANCIAL OFFICER
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Dated: July 12, 2000

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